                                                                Exhibit 10.10(a)

-----------------------------------------------------------------------------------------------------------------------
MASTRINI                  Company: DE NORA FUEL CELLA S.P.A.           Date: 09/14/00           Page 1
-----------------------------------------------------------------------------------------------------------------------

                                                                   From 01/01/99

-----------------------------------------------------------------------------------------------------------------------
Exchange       Date      Date and     Record no.      Description of      DEBIT       CREDIT            Balance
rate,          Reg.      number of    CURRENCY        transaction                                       (consecutive)
value date    Symbol     doc.         CREDIT
                         CURRENCY
                         DEBIT
-----------------------------------------------------------------------------------------------------------------------
                                                                          Norfin s.p.a. loan            01/01/101
                                                                          account
                                                   PREVIOUS BALANCE       0
11/01/99 11/01/99                                  General accounting                100,000,000    100,000,000 C
                                                   account management
1936, 27,000 lire                     100,000,000
11/22/99 11/22/99           11/22/99               General accounting                100,000,000    200,000,000 C
                                                   EXTENSION CURRENT
                                                   LOAN
1936, 27,000 lire                     100,000,000  General accounting                 50,000,000    250,000,000 C
11/25/99 11/25/99                                  extension Norfin
                                                   loan
1936, 27,000 lire                      50,000,000
12/15/99 12/15/99           12/15/99               General accounting                800,000,000  1,050,000,000 C
                                                   Extension loan
1936, 27,000 lire                     800,000,000
01/12/00 01/12/00                                  General accounting                400,000,000  1,450,000,000 C
                                                   EXTENSION LOAN
1936, 27,000 lire                     400,000,000
01/31/00 01/31/00                                  General accounting                200,000,000  1,650,000,000 C
                                                   EXTENSION LOAN

1936, 27,000 lire                     200,000,000
03/07/00 03/07/00                                  General accounting REPAYMENT      150,000,000  1,500,000,000 C
                                                   LOAN
1936, 27,000 lire                     150,000,000
03/24/00 03/24/00                                  General accounting REDEMPTION   1,500,000,000              0 D
                                                   NF LOAN
1936, 27,000 lire                   1,500,000,000




Debit balance                             0  Final total                           1,650,000,000  1,650,000,000
                                             Final balance                                                    0

NORFIN                                       VIA BISTOLFI, 35 - 20143 MILAN
ORONZIO DE NORA GROUP                        TEL. (02) 21291 - FAX (02) 26412530

                                             Telex 310552 - 322231 ODENOR I

                                             e-mail: norfin@norfin.it
                                                     ----------------



BANCA POPOLARE DI SONDRIO
MILAN OFFICE
Via S. Maria Fulcorina, 5
MILAN

Attn: MR. CAMPOCCIA
-------------------

                                                          Milan, October 4, 1999

CC:
DE NORA FUEL CELLS SPA
Via Bistolfi, 35
MILAN


     Please transfer by debiting our account no. 19975/26 ABI 05696 CAB 01600, with effect October 1, 1999, the amount of 100,000,000 lire to DE NORA FUEL CELLS SPA account no. 9731/64 ABI 05696 CAB 01600 which this company has with you.

     Please indicate as the reason for transfers:

"GRANTING OF LOAN"

Sincerely,                                                 [stamp] NORFIN s.p.a.
                                                           /s/ Mauro Saponelli
                                                           ---------------------
                                                           Mauro Saponelli
                                                           PRESIDENT



                                               [Stamp] BANCA POPOLARE DI SONDRIO
                                                                    MILAN OFFICE
                                                                    OCT. 5, 1999
                                                                  SERVICE OFFICE

STOCK CORPORATION - CAPITAL STOCK: 37,500,000,000 LIRE (wholly paid-in) - REGISTERED IN THE CORPORATE REGISTER, REGULAR SECTION AS NO. 203816 - R.E.A. NO. 1063960 AT C.C.I.A.A., MILAN - TAX ID NO. 06036090152

NORFIN                                       VIA BISTOLFI, 35 - 20143 MILAN
ORONZIO DE NORA GROUP                        TEL. (02) 21291 - FAX (02) 26412530

                                             Telex 310552 - 322231 ODENOR I

                                             e-mail: norfin@norfin.it
                                                     ----------------


BANCA POPOLARE DI BERGAMO
CREDITO VARESINO
Milan Office
Via Manzoni, 7
MILAN

Att: TRANSFERS OFFICE
---------------------

                                                        Milan, November 22, 1999

CC:
DE NORA FUEL CELLS SPA
Via Bistolfi, 35
MILAN

   Please transfer by debiting our account no. 040/18861 ABI 05428 CAB 01602, with effect November 22, 1999, the amount of 100,000,000 lire to DE NORA FUEL CELLS SPA account no. 86256 ABI 05428 CAB 01602 which this company has with you.

Please indicate as the reason for transfers:

"EXTENSION OF CURRENT LOAN"

Sincerely,                                                 [stamp] NORFIN s.p.a.
                                                           /s/ Mauro Saponelli
                                                           ---------------------
                                                           Mauro Saponelli
                                                           PRESIDENT



                                                                         [Stamp]
                                                                        RECEIVED
                                                                   NOV. 22, 1999
                                                       BANCA POPOLARE DI BERGAMO
                                                                CREDITO VARESINO
                                                                    Milan Office
                                                                  Via Manzoni, 7

STOCK CORPORATION - CAPITAL STOCK: 37,500,000,000 LIRE (wholly paid-in) - REGISTERED IN THE CORPORATE REGISTER, REGULAR SECTION AS NO. 203816 - R.E.A. NO. 1063960 AT C.C.I.A.A., MILAN - TAX ID NO. 06036090152

NORFIN                                       VIA BISTOLFI, 35 - 20143 MILAN
ORONZIO DE NORA GROUP                        TEL. (02) 21291 - FAX (02) 26412530

                                             Telex 310552 - 322231 ODENOR I

                                             e-mail: norfin@norfin.it
                                                     ----------------


BANCA POPOLARE DI SONDRIO
MILAN OFFICE
Via S. Maria Fulcorina, 5
MILAN

Att: MR. PASELLO
----------------

                                                          Milan, October 4, 1999

CC:
DE NORA FUEL CELLS SPA
Via Bistolfi, 35
MILAN


   Please transfer by debiting our account no. 19975/26 ABI 05696 CAB 01600, with effect October 1, 1999, the amount of 50,000,000 lire to DE NORA FUEL CELLS SPA account no. 9731/64 ABI 05696 CAB 01600 which this company has with you.

Please indicate as the reason for transfers:

"EXTENSION OF CURRENT LOAN"



Sincerely,                                   [stamp] NORFIN s.p.a.
                                             /s/ Mauro Saponelli
                                             ---------------------
                                             Mauro Saponelli
                                             PRESIDENT




                                               [Stamp] BANCA POPOLARE DI SONDRIO
                                                                    MILAN OFFICE
                                                                   NOV. 25, 1999
                                                                  SERVICE OFFICE

STOCK CORPORATION - CAPITAL STOCK: 37,500,000,000 LIRE (wholly paid-in) - REGISTERED IN THE CORPORATE REGISTER, REGULAR SECTION AS NO. 203816 - R.E.A. NO. 1063960 AT C.C.I.A.A., MILAN - TAX ID NO. 06036090152

NORFIN                                       VIA BISTOLFI, 35 - 20143 MILAN
ORONZIO DE NORA GROUP                        TEL. (02) 21291 - FAX (02) 26412530

                                             Telex 310552 - 322231 ODENOR I

                                             e-mail: norfin@norfin.it
                                                     ----------------


BANCA POPOLARE DI SONDRIO
MILAN OFFICE
Via S. Maria Fulcorina, 5
MILAN

Att: MR. PASELLO
----------------
                                                        Milan, December 10, 1999

CC:
DE NORA FUEL CELLS SPA
Via Bistolfi, 35
MILAN


   Please transfer by debiting our account no. 19975/26 ABI 05696 CAB 01600, with effect December 15, 1999, the amount of 800,000,000 lire to DE NORA FUEL CELLS SPA account no. 9731/64 ABI 05696 CAB 01600 which this company has with you.

Please indicate as the reason for transfers:

"EXTENSION OF CURRENT LOAN"



Sincerely,                                   [stamp] NORFIN s.p.a.
                                             /s/ Mauro Saponelli
                                             ---------------------
                                             Mauro Saponelli
                                             PRESIDENT




                                               [Stamp] BANCA POPOLARE DI SONDRIO
                                                                    MILAN OFFICE
                                                                   DEC. 13, 1999
                                                                  SERVICE OFFICE

STOCK CORPORATION - CAPITAL STOCK: 37,500,000,000 LIRE (wholly paid-in) - REGISTERED IN THE CORPORATE REGISTER, REGULAR SECTION AS NO. 203816 - R.E.A. NO. 1063960 AT C.C.I.A.A., MILAN - TAX ID NO. 06036090152

NORFIN                                       VIA BISTOLFI, 35 - 20143 MILAN
ORONZIO DE NORA GROUP                        TEL. (02) 21291 - FAX (02) 26412530

                                             Telex 310552 - 322231 ODENOR I

                                             e-mail: norfin@norfin.it
                                                     ----------------


BANCA POPOLARE DI SONDRIO
MILAN OFFICE
Via S. Maria Fulcorina, 5
MILAN

Att: MR. PASELLO
----------------


                                                         Milan, January 11, 2000

                                               [Stamp] BANCA POPOLARE DI SONDRIO
                                                                    MILAN OFFICE
                                                                   JAN. 12, 2000
                                                                         BY MAIL


CC:
DE NORA FUEL CELLS SPA
Via Bistolfi, 35
MILAN


   Please transfer by debiting our account no. 19975/26 ABI 05696 CAB 01600, with effect January 16, 2000, the amount of 400,000,000 lire to DE NORA FUEL CELLS SPA account no. 9731/64 ABI 05696 CAB 01600 which this company has with you.

Please indicate as the reason for transfers:

"EXTENSION OF CURRENT LOAN"


Sincerely,                                   [stamp] NORFIN s.p.a.
                                             /s/ Mauro Saponelli
                                             ---------------------
                                             Mauro Saponelli
                                             PRESIDENT

STOCK CORPORATION - CAPITAL STOCK: 37,500,000,000 LIRE (wholly paid-in) - REGISTERED IN THE CORPORATE REGISTER, REGULAR SECTION AS NO. 203816 - R.E.A. NO. 1063960 AT C.C.I.A.A., MILAN - TAX ID NO. 06036090152

NORFIN                                       VIA BISTOLFI, 35 - 20143 MILAN
ORONZIO DE NORA GROUP                        TEL. (02) 21291 - FAX (02) 26412530

                                             Telex 310552 - 322231 ODENOR I

                                             e-mail: norfin@norfin.it
                                                     ----------------


BANCA POPOLARE DI SONDRIO
MILAN OFFICE
Via S. Maria Fulcorina, 5
MILAN

Att: MR. PASELLO
----------------


                                                         Milan, January 28, 2000

                                               [Stamp] BANCA POPOLARE DI SONDRIO
                                                                    MILAN OFFICE
                                                                   JAN. 31, 1999
                                                                  SERVICE OFFICE

CC:
DE NORA FUEL CELLS SPA
Via Bistolfi, 35
MILAN


   Please transfer by debiting our account no. 19975/26 ABI 05696 CAB 01600, with effect February 2, 2000, the amount of 200,000,000 lire to DE NORA FUEL CELLS SPA account no. 9731/64 ABI 05696 CAB 01600 which this company has with you.

Please indicate as the reason for transfers:

"EXTENSION OF CURRENT LOAN"



Sincerely,                                   [stamp] NORFIN s.p.a.
                                             /s/ Mauro Saponelli
                                             ---------------------
                                             Mauro Saponelli
                                             PRESIDENT

STOCK CORPORATION - CAPITAL STOCK: 37,500,000,000 LIRE (wholly paid-in) - REGISTERED IN THE CORPORATE REGISTER, REGULAR SECTION AS NO. 203816 - R.E.A. NO. 1063960 AT C.C.I.A.A., MILAN - TAX ID NO. 06036090152

DE NORA FUEL CELLS                           VIA BISTOLFI, 35 - 20143 MILAN
ORONZIO DE NORA GROUP                        TEL. (02) 21291 - FAX (02) 26412530

                                             Telex 310552 - 32223 1 ODENOR I

                                             e-mail: FuelCells@denora.it
                                                     -------------------


BANCA POPOLARE DI SONDRIO
MILAN OFFICE
Via S. Maria Fulcorina, 5
MILAN

Att: MR. PASELLO
----------------


                                                            Milan, March 7, 2000

CC:                                                    [Stamp] BANCA POPOLARE DI
NORFIN SPA                                                               SONDRIO
Via Bistolfi, 35                                                    MILAN OFFICE
MILAN                                                              MARCH 7, 2000
                                                                  SERVICE OFFICE

   Please transfer by debiting our account no. 9731/64 ABI 05696 CAB 01600, with effect March 8, 2000, the amount of 150,000,000 lire to NORFIN SPA account no. 19975/26 ABI 05696 CAB 01600 which this company has with you.

Please indicate as the reason for transfers:

"PARTIAL REDEMPTION OF CURRENT LOAN"



Sincerely,                                   [stamp] DE NORA FUEL CELLS s.p.a.
                                             /s/ Federico De Nora
                                             -----------------------
                                             Federico De Nora
                                             Board Member

DE NORA FUEL CELLS                          VIA BISTOLFI, 35 - 21043 MILAN
ORONZIO DE NORA GROUP                       TEL. (02) 21291 - FAX (02) 26412530

                                            Telex 310552 - 322231 ODENOR I

                                            e-mail: FuelCells@denora.it
                                                    -------------------

BANCA POPOLARE DE BERGAMO
CREDITO VARESINO
Milan Office
Via Manzoni, 7
MILAN

Att:  MR TRAMEZZANI
-------------------

                                                        Milan, March 24, 2000

CC:
NORFIN SPA
Via Bistolfi, 35
MILAN

[Stamp]
RECEIVED                                    [stamp] COPY
MAR. 27, 2000
BANCA POPOLARE DI BERGAMO
CREDITO VARESINO
Milan Office
Via Manzoni, 7


   With reference to the credit line you have granted us, please transfer by debiting our account no. 86256 ABI 05428 CAB 01602, with effect March 24, 2000, the amount of 1,500,000,000 lire to NORFIN SPA account no. 040/18861 ABI 05428 CAB 01602 which this company has with you.

Please indicate as the reason for the transfers:

"Total redemption of current loan"


Sincerely,                                  [stamp] DE NORA FUEL CELLS s.p.a;
                                            /s/ Federico De Nora
                                            --------------------
                                            Federico De Nora
                                            Board Member

[illeg. Letterhead]
BANCA POPOLARE DI BERGAMO - CREDITO VARESINO

-----------------------------------------------------------------------------------------------
MILAN, 03/27/00                                             DIP 40 PR 084
WE WISH TO INFORM YOU THAT WE WILL PERFORM THE              DE NORA FUEL CELLS SPA
FOLLOWING RANSACTIONS WHICH WILL APPEAR IN YOUR NEXT
ACCOUNT STATEMENT                                           DIP. 40 - P.T.R.  084
WITH ACCOUNTING DATE 03/27/00
TRANS. 2621 40 79339          40/86256

CURRENCY: ITL ITALINA LIRE
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
REASON                 AMOUNT               VALUE DATE
---------------------------------------------------------
                                                                   CREDITED TO NORFIN SPA
                                                            REDEMPTION CURRENT LOAN
DIDO                   -
              1,500,000,000.00           03/24/2000



-----------------------------------------------------------------------------------------------

                                                        /s/ Peroni Moreno
                                                        -----------------
                                                        Peroni Moreno
                                      17